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 Exhibit 10(xiii) - Amendment dated January 30, 2001 to the MAF Bancorp, Inc.
                       Executive Annual Incentive Plan.
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                                                                Exhibit 10(xiii)


                           CERTIFICATE OF RESOLUTION


I, Carolyn Pihera, do hereby certify that I am the duly elected and acting Secretary of MAF Bancorp, Inc. and that the following is a true and correct copy of certain Resolutions adopted by the Board of Directors of said Company at their regular meeting held January 30, 2001, at which meeting a quorum of the members of said Board were present and acting throughout:

WHEREAS, the MAF Bancorp Executive Annual Incentive Plan (the "Plan") provides that annual bonus payments will be determined in part based on the Company's meeting certain annual performance standards,

WHEREAS, the "Threshold" performance level is defined in the Plan to be equal to 80% of the "Target" performance level and the "Superior" performance level is defined in the Plan to be equal to 120% of the "Target" performance level,

WHEREAS, the Board wishes to provide additional incentive to its executive group to achieve above average Company performance levels and further wishes to avoid paying annual bonuses when Company performance is below average,

NOW THEREFORE BE IT HEREBY RESOLVED, that the second sentence of the second paragraph of Section VII of the Plan is hereby amended to read as follows:

     The Threshold performance level (90% of Target) will define the starting
         ---------
     point for award funding (i.e., no award will be funded if actual performance is below the Threshold level).

FURTHER, that the last sentence of the second paragraph of Section VII of the Plan is hereby amended to read as follows:

     The Superior performance level (110% of Target) will define the maximum for
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     award funding (i.e., no additional award funding will apply if actual performance is above the Superior level).

I do further certify that the foregoing Resolutions have not been altered or amended, but remain in force and effect.

IN WITNESS WHEREOF, I have executed this Certificate and affixed the Company's seal this 2nd day of February, 2001.

MAF BANCORP, INC.
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/s/ Carolyn Pihera
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Carolyn Pihera, Corporate Secretary